Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Taiwan Liposome Company Ltd. (the “Company”) does hereby certify, to his or her knowledge, that:

1.

The Company’s Annual Report on Form 20-F for the year ended December 31, 2019, to which this Certification is attached as Exhibit 13.1 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2020	By:	/s/ Keelung Hong, Ph.D.
Keelung Hong Ph.D.
Chief Executive Officer and Chairman (Principal Executive Officer)

By:	/s/ Nicole Lin, M.B.A.
Nicole Lin, M.B.A. Vice President of Finance and Administration
(Principal Financial Officer and Principal Accounting Officer)